Exhibit 33.4
                                 ------------


          ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

         Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period:

         Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Indymac Bank, FSB ("Indymac") (collectively, "Eligible Securitization Transactions", as identified in Schedule A attached hereto), on which escrow payments were disbursed in 2007, specifically Item 1122(d)(4)(xi), only as it relates to the "Applicable Servicing Criteria" described below, and as disclosed by Indymac to the Asserting Party.

         Period: As of and for the year ended December 31, 2007, except as provided below.

         Applicable Servicing Criteria: the servicing criterion which applies to the functions performed by the Asserting Party is set forth in
         Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:

         1. Processes the obligor's hazard insurance information it receives and provides Indymac with the applicable hazard insurance effective date, payment amount, and payee (collectively, "Insurance Information");

         2. Provides the insurance Information to Indymac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information; and

         3. From October 1, 2007 through and including December 31, 2007, disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

         With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

         1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

         2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

         3. Other than as identified on Schedule B attached hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

         KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance as of and for the year ended December 31, 2007.

                        NEWPORT MANAGEMENT CORPORATION



                                            By: /s/ Mark Ulmer
                                                -------------------------------
                                                Mark Ulmer



                                            Its:  Executive Vice President
                                                -------------------------------
                                                       Dated: February 28, 2008

                                                SCHEDULE A

                                   ELIGIBLE SECURITIGATION TRANSACTIONS

------------- -------------------------------------------------------- ------------------ ----------------------------
    Sale                             SALE_NAME                          Securitization          Classification
     #                                                                       Year
------------- -------------------------------------------------------- ------------------ ----------------------------
137           LXS 2006-12N LB 7/27/06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
139           LXS 2006-11 7/27/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
140           LMT 2006-4 7/28/06                                                    2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
141           BSALTA 2006-5 7/28/06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
159           GSR 2006-0A1 8/24/06                                                  2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
178           MARM 2006-0A2 11/15/06                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
187           ITF SARM 2006-8 (LB) 8/31/06                                          2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
188           LXS 2006-14N (LB) 8/31/06                                             2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
193           ITF LXS 2006-13 8/31/06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
199           HARBORVIEW 2006-8 (GW) 8/30/06                                        2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
212           Countrywide Hybrid                                                    2006  Whole Loan Deal
------------- -------------------------------------------------------- ------------------ ----------------------------
213           GSR 2006-2F                                                           2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
214           GSR 2006-3F 03-30-06                                                  2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
219           GSR 2006-5F 5/26/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
223           DBALT 2006-AF1 03-31-06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
229           MASTR 2006-1 03-29-06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
231           HARBORVIEW 2006-2                                                     2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
233           LUMINENT 2006-3 (4-28-06)                                             2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
234           ITF SARM 2006-4 04/28/06                                              2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
235           BAFC 2006-D 04/28/06                                                  2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
237           BANA E*TRADE 04/28/06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
238           LXS 2006-7 04/28/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
239           GSR 2006-4F 4-28-06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
276           ITF LXS 2006-8 05/31/06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
278           GSAMP 2006-54 (6-9-06)                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
285           MALT 2006-3 (6-30-06)                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
286           ITF LXS 2006-10N (6-30-06)                                            2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
287           LUMINENT 2006-5 (6-29-06)                                             2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
294           LMT 2006-5 8-31-06                                                    2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
296           GSAA 2006-17 10/30/06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
297           DBALT 2006-AR5 10/30/06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
374           ITF LXS 2006-16N 092906                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
377           ITF LXS 2006-15 092906                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
378           BAFC 2006-H 9/29/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
379           CSMC 2006-8 09/29/06                                                  2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
430           LUMINENT 2006-6 092806                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
431           MLMI 2006-HE5 092906                                                  2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
432           MLMI 2006-Fl (ML) 09/29/06                                            2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
433           LMT 2006-6 09/29/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
440           ITF CSAB 2006-3 10/31/2006                                            2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
441           ITF LXS 2006-17 10/30/06                                              2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
442           CSMC 2006-9 10/30/2006                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
443           LMT 2006-7 10/30/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
446           GSAA 2007-3                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
447           LXS 2006-18N 11/29/2006                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
448           LXS 2006-19 11/29/2006                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
449           LMT 2006-8 11/29/2006                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------


------------- -------------------------------------------------------- ------------------ ----------------------------
456           JPALT 2006-S4 11/29/06                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
457           BCAP 2006-AA2 11/30/2006                                              2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
458           ACE 2006-SD3 11/30/06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
647           INDX 2006 R-1: INDX 2005-AR25 Credit Suisse 7/28/05                   2006  Public Re-Securitization
------------- -------------------------------------------------------- ------------------ ----------------------------
651           ITF INABS 2006-A 02-09-06                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
652           RAST 2006-Al 02/27/2006                                               2006  Public Re-Securitization
------------- -------------------------------------------------------- ------------------ ----------------------------
659           INDX 2006-AR2 02/28/2006                                              2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
660           INDX 2006-AR3 02/28/2006                                              2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
661           INABS 2006-B 03/14/06                                                 2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
662           ITF LOT LOAN 2006-L1 03-24-06                                         2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
663           ITF RAST 2006-A2 03/30/06                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
664           ITF RAST 2006-A4 03/30/06                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
665           ITF INDX 2006-AR4 03/31/06                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
666           ITF INDX 2006-AR5 03/30/06                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
667           ITF INDX 2006-AR7 03/30/06                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
668           ITF RAST 2006-A3 03/30/06                                             2006  Public Re-Securitization
------------- -------------------------------------------------------- ------------------ ----------------------------
669           INDX 2006-AR9 SETTLED 04/27/06                                        2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
670           RAST 2006 A5CB (LB)                                                   2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
671           INDS 2006-1 SETTLED 04/27/06                                          2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
672           INDX 2006-AR6 04/28/06                                                2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
673           INDX 2006 AR11 (BS) 4-27-06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
674           INDX 2006-AR13 (5-30-06)                                              2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
675           RAST 2006-A6 (5-30-2006)                                              2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
676           INDX 2006-AR8 (5-31-2006)                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
677           ITF INABS 2006-C REMIC 6/15/06                                        2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
678           LOT LOAN 2006-L2 (BS) 06/15/06                                        2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
679           INDS 2006-A CES (UBS) 5/22/06                                         2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
680           INDX 2006-AR15 SETTLED 5/30/06                                        2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
681           RAST 2006-A7 CB SETTLED 5/30/06                                       2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
683           INABS 2006-D (UBS) 09/13/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
684           RAST 2006-A8 (CSFB) 6/28/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
685           INDX 2006-AR21 (DBSI) 6/28/06                                         2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
686           INDA 2006-1 (DBSI) 6/29/26                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
687           INDS 2000-2B UBS/BS 9/18/06                                           2000  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
688           ITF INDX 2006-AR-19 (6-29-06)                                         2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
690           INDB 2006-1 (6-29-06)                                                 2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
693           RAST 2006-A9CB ML 7/27/06                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
694           RAST 2006-A10 GS 7/27/06                                              2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
695           INDX 2006-AR23 DB 7/28/06                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
696           INDX 2006-AR12 (ML) 7/27/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
697           INDX 2006-AR25 (MS) 7/28/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
698           RAST 2006-All 8/29/06                                                 2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
699           INDA 2006-AR2 8/30/06                                                 2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
807           DBALTA 2006-AR 2 6/30/06                                              2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
808            HARBORVIEW 2006-6 6/30/06                                            2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
809           GSR 2006-6F (GS) 6/30/06                                              2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
840           DBALT 2006-AR1 1/31/06                                                2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
849           GSR 2006-1F 1/30/06                                                   2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
902           BSALTA 2006-1 1/30/06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
903           ITF LXS 2006-2N 1/31/06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
918           BAYVIEW 2006-A 02/08/06                                               2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
921           BSALTA 2006-4 6/30/06                                                 2006  Private Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
4101          DBALT 2006-AR6 12/15/06                                               2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------


------------- -------------------------------------------------------- ------------------ ----------------------------
4102          HARBORVIEW 2006-14 12/22/06                                           2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4103          MSM 2006-17XS 12/28/06                                                2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4104          GSR 2006-10F 12/29/06                                                 2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4105          JPMMT 2006-S4 12/21/06                                                2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4106          GSAA 2006-20 12/29/06                                                 2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4108          LMT 2006-9 12/29/06                                                   2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4109          LXS 2006-20 12/29/06                                                  2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4110          LUMINENT 2006-7 12/14/2006                                            2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4111          BSALTA 2006-8 12/28/06                                                2006  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4113          MARM 2007-1                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4114          DBALT 2007-AR1                                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4115          Luminent 2007-1                                                       2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4116          MSM 2007-2AX                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4117          CSMC 2007-1                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4118          MSM 2007-1XS                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4119          LXS 2007-1                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4120          LXS 2007-2N                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4121          MSM 2007-5AX                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4122          DBALT 2007-BAR1                                                       2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4123          LMT 2007-1                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4125          HCSB 2007-1                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4126          MSM 2007-3XS                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4127          BCAP 2007-AA1                                                         2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4128          CSMC 2007-2                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4129          LMT 2007-2                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4130          CS ARMT 2007-1                                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4131          DBALT 2007-AR2                                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4132          MANA 2007-F1                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4133          LXS 2007-3                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4134          MARM 2007-2                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4135          HCSB 2007-2                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4136          CSMC 2007-2                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4138          LXS 2007-4N                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4139          LMT 2007-3                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4140          MANA 2007-OAR2                                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4141          DBALT 2007-OA2                                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4142          LMT 2007-3 Lehman Reconstitution                                      2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4143          CSMC 2007-3                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4144          GSM 2007-4                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4145          BAYVIEW 2007-2                                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4147          MLMBS 2007-1                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4148          WACHOVIA TO DLJMC                                                     2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4149          DBALT 2007-AR3 Deutsche Bank Reconstitution                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4151          DBALT 2007-AB1 Deutsche Bank Reconstitution                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4152          LXS 2007-6 (Lehman) Reconstitution                                    2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4153          JPMMT 2007-S2                                                         2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4154          GSR 2007-AR2 Goldman Sachs Reconstitution                             2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4155          MARM 2007-3 (UBS) Reconstitution                                      2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4157          LMT 2007-4 (Lehman)                                                   2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4158          ARMT 2007-2 (CSFB) Reconstitution                                     2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4159          Luminent 2007-2                                                       2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4160          HCSB 2007-4                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4161          CSAB 2007-1 (CSFB) Reconstitution                                     2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------


------------- -------------------------------------------------------- ------------------ ----------------------------
4166          LMT 2007-5 Lehman Reconstitution                                      2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4167          CSMC 2007-4 Credit Suisse Reconstitution                              2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4169          Goldman Sachs / E*Trade Reconstitution                                2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4171          LXS 2007-9 Reconstitution                                             2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4172          CSFB TO E*TRADE                                                       2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4173          Bayview 2007-B Bayview Reconstitution                                 2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4174          BAYVIEW 2007-3 Reconstitution                                         2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4175          MSM 2007-12 Morgan Stanley Reconstitution                             2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4177          LXS 2007-12N Lehman Reconstitution                                    2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4178          LMT 2007-07 Lehman Reconstitution                                     2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4179          HCSB 2007-7                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4180          ALLIANCE 2007-OA1                                                     2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4182          LXS 2007-11 (LEHMAN)                                                  2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4184          MLMBS 2007-3 Merrill Lynch Reconstitution                             2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4185          MANA 2007-OAR4 (MERRILL LYNCH)                                        2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4186          LXS 2007-15N Lehman Reconstitution                                    2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4187          CWALT 2007-OA9 (Countrywide Reconstitution)                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4189          DBALT 2007-2 (Deutsche Bank)                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4194          HBV 2007-7                                                            2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4195          CSMC 2007-6 Credit Suisse                                             2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4196          SOUNDVIEW 2007-2                                                      2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4198          MSM 2007-14AR                                                         2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4199          GSR 2007-OA2                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4201          MSM 2007-15AR                                                         2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4202          LMT 2007-10                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4203          SARM 2007-11                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4205          HCSB 2007-12                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4206          CSMC 2007-7                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4207          ARMT 2007-3                                                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4209          HCSB 2007-13                                                          2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
4212          CWALT 2007-OA7 (Countrywide Reconstitution)                           2007  Reconstitution
------------- -------------------------------------------------------- ------------------ ----------------------------
5023          COUNTRYWIDE 12MAT CMT 13167 3/30/07                                   2007  Whole Loan Deal
------------- -------------------------------------------------------- ------------------ ----------------------------
6001          INDX 2006-AR27 DB 8/30/06                                             2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6002          LOT LOAN 2006-L3 (LB) 09/22/06                                        2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6003          RAST 2006-A12(BS) 09/27/06                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6004          INDX 2006-AR31(ML) 09/27/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6006          RAST 2006-A13(CITI) 10/27/06                                          2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6007          INDA 2006-AR3 (GS) 10/30/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6008          RAST 2006-A14 CB (GREENWICH) 11/3/06                                  2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6009          INDX 2006-AR14 (LEHMAN) 10/31/06                                      2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6011          INDX 2006-AR29(JP MORGAN) 09/28/06                                    2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6012          INDX 2006-FLX1 (DB) 09/28/06                                          2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6013          RAST 2006-A15 COUNTRYWIDE 11/28/06                                    2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6014          INDX 2006-AR35 RBS GREENWICH 11/29/06                                 2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6015          INDX 2006-AR33 CREDIT SUISSE 11/29/06                                 2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6017          INDS 2006-3C (UBS) SECONDS 12/7/06                                    2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6018          INABS 2006-E LEHMAN 12/8/06                                           2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6019          LOT LOANS 2006-L4 12/21/06                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6020          INDX 2006-AR39 (BOA) 12/28/06                                         2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6021          INDX 2006-AR37(CREDIT SUISSE) 12/28/06                                2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6022          RAST 2006-A16(LB) 12/28/06                                            2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6023          INDX 2006-AR41 (CREDIT SUISSE) 12/27/06                               2006  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6024          INDS 2007-2                                                           2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------


------------- -------------------------------------------------------- ------------------ ----------------------------

6027          INDA 2007-AR1                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6028          RAST 2007-Al                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6029          INDX 2007-FLX1                                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6030          INDS 2007-1                                                           2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6031          INABS 2007-A                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6032          INDX 2007-AR1                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6033          INDX 2007-FLX2                                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6034          RAST 2007-A2                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6035          RAST 2007-A3                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6037          Lot Loan 2007-L1                                                      2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6038          INDX 2007-AR5                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6040          RAST 2007-A5                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6042          INDA 2007-AR2                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6043          INDX 2007-FLX3                                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6044          INDX 2007-AR7                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6045          INDX 2007-AR9                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6046          INDX 2007-AR11                                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6047          RAST 2007-A6                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6048          IMSC 2007-F1                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6049          INDX 2007-FLX4                                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6050          INDA 2007-AR3                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6051          INDX 2007-AR13                                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6052          RAST 2007-A7                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6053          INABS 2007-B (Lehman)                                                 2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6054          INDX 2007 AR21IP                                                      2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6056          INDA 2007-AR4 (Merrill Lynch)                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6057          INDX 2007-FLX5 (Merrill)                                              2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6058          RAST 2007-A8 (Bear Stearns)                                           2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6059          IMSC 2007-HOA-l (UBS)                                                 2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6060          INDX 2007-AR15 (Credit Suisse)                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6061          IMSC 2007-AR9 (Credit Suisse & ISC)                                   2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6062          IMSC 2007-F2 (Credit Suisse)                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6063          IMJA 2007-Al (UBS)                                                    2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6064          INDX 2007-AR17 (Bear Stearns)                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6065          RAST 2007-A9 (Merrill Lynch)                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6066          IMSC 2007-AR2 Conduit (Goldman Sachs)                                 2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6067          INDA 2007-AR5 (Merrill Lynch)                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6068          INDX 2007-FLX6 (Merrill Lynch)                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6069          INDX 2007-AR19 (Credit Suisse)                                        2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6070          INDA 2007-AR6 (Merrill Lynch)                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6071          IMSC 2007-F3 (Credit Suisse)                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6072          IMJA 2007-A2 (Credit Suisse)                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6073          IMJA 2007-A3 (Credit Suisse)                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6074          INDA MORTGAGE LOAN TRUST 2007-AR8                                     2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6075          INDA 2007-AR7 (Credit Suisse)                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6076          INDA 2007-AR9                                                         2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------
6077          IMJA 2007-A4                                                          2007  Public Securitizations
------------- -------------------------------------------------------- ------------------ ----------------------------

                                  SCHEDULE B

                      MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned applicable servicing criterion as of and for the year ended December 31, 2007.